UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

Sarepta Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14895	93-0797222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 274-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRPT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2022, the Board of Directors (the “Board”) of Sarepta Therapeutics, Inc. (the “Company”) approved the Second Amended and Restated Bylaws (the “Amended Bylaws”), effective immediately, with such amendments including advance notice provisions to address the adoption by the Securities and Exchange Commission (the “SEC”) of “universal proxy” rules and other updates to reflect amendments to the Delaware General Corporation Law (the “DGCL”) regarding notice of adjourned stockholder meetings and eliminating the requirement of having a stockholder list available at a stockholder meeting, which amendments became effective in August 2022.

With respect to stockholder nominees to the Company’s Board, the Amended Bylaws provide, among other things, that (i) stockholders must comply with the SEC’s newly adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) stockholders must include in an advance notice of such nomination a representation as to whether the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares in accordance with Rule 14a-19 under the Exchange Act, (iii) upon request by the Company, stockholders must provide prompt notice to the Company if such stockholder fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act after providing notice of such stockholders’ intent to solicit proxies pursuant to Rule 14a-19 under the Exchange Act, and (iv) stockholders are not entitled to submit a successor, substitute or replacement nominee after the nomination deadline.

Additional changes to the Amended Bylaws include (i) allowing for stockholder meetings to be adjourned as permitted under the DGCL and (ii) removing the requirement for the Company to produce and keep for inspection by any stockholder at the time and place of a meeting of stockholders a complete list of the stockholders entitled to vote at such meeting.

The foregoing summary of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Sarepta Therapeutics, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarepta Therapeutics, Inc.

Date: December 13, 2022	By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer